UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 200 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 675-1194
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.*

Paul W. Taylor, President and Chief Executive Officer of Guaranty Bancorp, and Michael B. Hobbs, President of Guaranty Bank & Trust Company, will be attending the FIG Partners 8th Annual West Coast Bank CEO  Forum in Los Angeles, California on Wednesday,  February 1st and Thursday February 2nd and will be meeting with current and prospective investors.

A copy of the presentation materials that Messrs. Taylor and Hobbs will be providing to current and prospective investors at the conference is attached as Exhibit 99.1 of this Form 8-K.  The presentation is also available on the company’s website at www.gbnk.com under the section entitled “Presentations”.

* The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto and incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Ebruary 5, 2015
Exhibit No.	Description
Exhibit 99.1	Investor presentation to be given February 1st, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Christopher G. Treece
Name: Christopher G. Treece
Title: Executive Vice President, Chief Financial Officer and Secretary

Date:  January 31st, 2017

INDEX TO EXHIBITS

Ebruary 5
Exhibit No.	Description
Exhibit 99.1	Investor presentation to be given February 1st, 2017.